                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 4, 2002

                      CHARTER COMMUNICATIONS HOLDINGS, LLC
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
           (Exact name of registrants as specified in their charters)


                                    Delaware
                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)




               333-77499                                         43-1843179
              333-77499-01                                       43-1843177
        (Commission File Number)                             (Federal Employer
                                                          Identification Number)

        12405 Powerscourt Drive
          St. Louis, Missouri                                      63131
(Address of Principal Executive Offices)                         (Zip Code)


(Registrants' telephone number, including area code)           (314) 965-0555

ITEM 5. OTHER ITEMS

On January 4, 2002, Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation announced their intent to offer Senior and Senior Discount Notes for estimated proceeds of $600 million. A copy of the press release is being filed as Exhibit 99.1 with this report.

ITEM 7. EXHIBITS

Press release dated January 4, 2002.*

* filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CHARTER COMMUNICATIONS HOLDINGS LLC,
                                          Registrant



Dated: January 4, 2002                       By:    /s/ KENT D. KALKWARF
                                                    --------------------
                                             Name:  Kent D. Kalkwarf
                                             Title: Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer
                                             and Principal Accounting
                                             Officer)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CHARTER COMMUNICATIONS HOLDINGS CAPITAL
                                         CORPORATION,
                                         Registrant



Dated: January 4, 2002                       By:    /s/ KENT D. KALKWARF
                                                    --------------------
                                             Name:  Kent D. Kalkwarf
                                             Title: Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer
                                             and Principal Accounting
                                             Officer)

EXHIBIT INDEX



Exhibit
Number         Description
------         -----------
99.1           Press release dated January 4, 2002.